UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported):  November 17, 2011

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

1955 Lakeway Drive
Lewisville, Texas 75057
(Address of Registrant’s principal executive offices)

(469) 549-3800
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 17, 2011, INX Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 17, 2011, INX Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2011.   The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01.

The information being furnished in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated November 17, 2011.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2011	INX Inc.

	By:	/s/ James H. Long
James H. Long
Executive Chairman

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 17, 2011

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